                                EMPLOYMENT AGREEMENT

     This Employment Agreement ("Agreement") is entered into effective May 1, 1998 by and between You Bet International, Inc. a California corporation ("the Company") and Phillip Hermann ("Executive"), in connection with the Company's engagement of Executive for personal services.

       1.   EMPLOYMENT; DUTIES AND ACCEPTANCE:

            (a)  EMPLOYMENT BY COMPANY.

     The Company hereby engages Executive, and Executive hereby agrees to service as Chief Financial Officer of the Company on the terms and conditions of this Agreement. Throughout the Term of this Agreement Executive shall, subject to the provisions contained herein, devote substantially all of his work time to the employment described hereunder.

            (b)  LOCATION OF EMPLOYMENT:

     Executive shall render his services at the Company's offices at 1950 Sawtelle Blvd, Los Angeles, CA 90025; provided, however, that Executive agrees to render his services at such other locations from time-to-time as the proper performance of Executive's duties may reasonably require. Notwithstanding the foregoing, the Company's principal offices shall remain in Southern California, and Executive need not relocate to render his duties hereunder.

       2.   TERM

     The term of Executive's employment hereunder shall be for a period of one (1) year commencing as of May 1, 1998 and ending on April 30, 1999 (the "Term") unless sooner terminated pursuant to Section 7 hereof.

       3.   COMPENSATION AND BENEFITS:

            (a)  SALARY:

     During the first year of the Term, Executive shall receive a salary (the "Annual Salary") at the rate of $130,000 per annum. However, upon the Company raising an additional $5,000,000 in direct funding, the Executive's Annual Salary shall increase thereafter to $150,000. All Salary shall be less such deductions as shall be required to be withheld by applicable law and regulations and shall be pro-rated for any period that does not constitute a full twelve (12) month period.

            (b)  BONUS:

     Executive shall participate in any formal Bonus plans instituted by the Company for the benefit of Employees. Cash and or stock bonuses based on performance may be offered from time to time at the discretion of the Board of Directors of the Company.

            (c   STOCK OPTIONS:

     Executive shall be granted 75,000 options pursuant to the Company's 1995 Stock Option Plan. The 75,000 options will have a strike price of $2.50. The options will vest as follows:

               May 1, 1999 - 18,750 options
               May 1, 2000 - 18,750 options
               May 1, 2001 - 18,750 options
               May 1, 2002 - 18,750 options

     Any unvested options shall terminate if the Executive ceases to be employed by the company, or as provided in the Company's 1995 Stock Option Plan.

     All unvested option will vest upon a "Change of Control" if the Executive is employed with the Company at the time of Change of Control.

     For purposes of this Agreement, the term "Change of Control" shall mean,
(i) the acquisition by a single entity or group of affiliated entities of more than thirty-five percent of the outstanding capital stock of the Company and which is accompanied or followed by a change either in a majority of the members of the Board or of those members of the Board who are not full time employees of the Company, or (ii) the consummation of any merger of the Company or any sale, transfer or other disposition of all or substantially all of the Company's assets, directly or indirectly, if the shareholders of the Company immediately before the consummation of such a transaction own, immediately following the consummation of such transaction on a fully diluted basis, equity securities (other than options, warrants, or rights to acquire securities) possessing less than sixty-five percent of the voting power of the surviving or acquiring corporation (or any corporation in control of the surviving or acquiring corporation whose equity securities are issued or transferred in such transaction). Notwithstanding anything herein to the contrary, a change in control shall not be deemed to have occurred as a result of the private placement currently being conducted through Fell

& Company, Inc.

       4.   PARTICIPATION IN EXECUTIVE BENEFIT PLANS

            (a)  FRINGE BENEFITS:

     Executive shall be permitted during the Term to participate in any group life, medical, hospitalization, dental, and disability plans, and any other plans and benefits, generally maintained by Company for executives of the stature and rank of Executive during the Term hereof, each in accordance with the terms and conditions of such plans (collectively referred to herein as "Fringe Benefits"); provided, however, that Company shall not be required to establish or maintain any such Fringe Benefits.

            (b)  VACATION:

     Executive shall accrue, in addition to sick days and days on which Company is closed, paid vacation days at the rate of one and one-quarter (1-1/4) days per month up to a maximum of fifteen (15) work days. Under no circumstances can Executive accrue more vacation than twenty (20) work days (the "Ceiling"). Thus, once the maximum amount of paid vacation time is accrued or earned, no further vacation time is accrued or earned until after vacation is taken and the amount of Executive's accrued vacation time goes below the Ceiling as stated above. At that point, Executive will start to accrue vacation time again until Executive reaches the Ceiling.

            (c)  EXPENSES:

     Company will reimburse Executive for actual and necessary travel and accommodation costs, entertainment and other business expenses incurred as a necessary travel and accommodation costs, entertainment and other business expenses incurred as a necessary part of discharging the Executive's duties hereunder, subject to receipt of reasonable and appropriate documentation by Company and in accordance with Company policy.

       5.   CERTAIN COVENANTS OF EXECUTIVE:

     Without in any way limiting or waiving any right or remedy accorded to Company or any limitation placed upon Executive by law, Executive agrees as follow:

            (a)  CONFIDENTIAL INFORMATION:

     Executive agrees that, neither during the Term nor at anytime thereafter shall Executive (i) disclose to any person, firm, or corporation not employed by the Company, You Bet!, Inc. or any affiliate of either (the "Protected

Company") or not engaged to render services to any Protected Company or (ii) use for the benefit of himself, or others, any confidential information of any Protected Company obtained by the Executive prior to the execution of this Agreement, during the Term or any time thereafter, including, without limitation, "know-how," trade secrets, details of suppliers, pricing policies, financial data, operational methods, marketing and sales information or strategies, product development techniques or plans or any strategies relating thereto, technical processes, designs and design projects, and other proprietary information of any Protected Company; PROVIDED, HOWEVER, that this provision shall not preclude the Executive from (x) upon advice of counsel and notice to the Company, making any disclosure required by any applicable law or (y) using or disclosing information known generally to the public (other than information known generally to the public as a result of any violation of this Section 5(a).

            (b)  PROPERTY OF COMPANY:

     Any interest in trademarks, service-marks, copyrights, copyright applications, patents, patent applications, slogans, developments and processes which the Executive, during the Term, may develop relating to the Business of the Company in which the Company may then be engaged and any memoranda, notes, lists, records and other documents (and all copies thereof) made or compiled by the Executive or made available to the Executive concerning the business of any Protected Company shall belong and remain in the possession of any Protected Company, and shall be delivered to the Company promptly upon the termination of the Executive's employment with Company or at any other time on request.

            (c)  NON-INTERFERENCE:

     Executive will not, during the Term hereof and for a period of two (2) years after the Term induce any person who is an executive, officer or agent, customer or supplier of the Company to terminate his relationship with the Company.

       6.   OTHER PROVISIONS:

            (a)  RIGHTS AND REMEDIES UPON BREACH:

     If the Executive breaches, or threatens to commit a breach of, any of the provisions of Section 5 hereof (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity.

            (b)  ACCOUNTING:

     The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Executive as a result of any transactions constituting a breach of any of the Restrictive Covenants, and the Executive shall account for and pay over such Benefits to the Company.

            (c)  SEVERABILITY OF COVENANTS:

     If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

            (d)  BLUE PENCILLING:

     If any court construes any of the Restrictive Covenants, or any part thereof, to be unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision and, in its reduced form, such provision shall then be enforceable.

            (e)  ENFORCEABILITY IN JURISDICTIONS:

     The parties intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties that such determination not bar or in any way affect Company's right to the relief provided in this Section 6 in the courts of any other jurisdiction within the geographical scope of such Restrictive Covenants, as to breaches of such Restrictive Covenants in such other respective jurisdictions, such Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

            (f)  INJUNCTIVE RELIEF:

     Executive agrees and understands that the remedy at law for any breach by Executive of the provisions of Paragraph 5 hereof may be inadequate and that damages resulting from such breach may not be susceptible to being measured in monetary terms. Accordingly, it is acknowledged that upon Executive's breach of any provision of paragraph 5 hereof, the Company shall be entitled to seek to obtain from any court of competent jurisdiction injunctive relief to prevent the continuation of such breach. Nothing contained herein shall be deemed to limit the Company's remedies at law or in equity for any breach of the provisions of Paragraph 5 hereof which may be available to the Company.

       7.   TERMINATION:

            (a)  TERMINATION UPON DEATH OR DISABILITY:

     If during the Term, Executive should (i) die or (ii) Executive becomes so physically or mentally disabled whether totally or partially, that Executive is unable to perform the duties, functions and responsibilities required hereunder for (aa) a period of three (3) consecutive months or (bb) shorter periods aggregating to four (4) months within any period of twelve
(12) months ("Disability"), then in such event, Company may, at any time thereafter, by written notice to Executive, terminate Executive's employment hereunder. Executive agrees to submit to reasonable medical examinations upon the request of Company. The existence of Executive's disability for the purposes of this Agreement shall be determined by a reputable physician selected by Company who is experienced in the relevant field of medicine. If Executive's services are terminated, as aforesaid, Executive or the designated beneficiary of Executive, shall be entitled to receive Executive's base salary, accrued share of the Bonus for that Fiscal Year and unused vacation (hereinafter collectively referred to as "Fringe Benefits"), if any, earned through the date of Executive's termination and continuing thereafter for an additional period of six (6) months but not extending beyond the expiration of the Term hereof.

            (b)  DESIGNATION OF BENEFICIARY:

     The parties hereto agree that the Executive shall designate, by written notice to the Company, a beneficiary to receive the payments described in
Section 7 in the event of his death and the designation of any such beneficiary may be changed by the Executive from time to time by written notice to the Company. In the event the Executive fails to designate a beneficiary as herein provided, any payments which are to be made to the Executive's designated beneficiary under Section 7 shall be made to the Executive's widow, if any, during her lifetime. If the Executive has no designees or widow, such payments shall be paid to the Executive's estate.

            (c)  TERMINATION FOR CAUSE:

     The Company shall have the option to terminate Executive upon of the occurrence of any of the following:

               (i) Executive shall have breached any of the terms of this Agreement and shall have failed to cure such breach (if such breach is curable) within 15 days of notice thereof by the Company;

               (ii) Executive shall have been convicted of a crime involving moral turpitude; or

               (iii) Any of the representations and warranties of Executive hereunder shall be breached in a material respect.

                     If Executive's services are terminated as set forth in this subparagraph (c), Executive's services shall be terminated as of the effective date of termination and all compensation shall cease as of such effective date.

       8.   EXECUTIVE'S REPRESENTATIONS AND WARRANTIES:

            (a)  RIGHT TO ENTER INTO AGREEMENT:

     Executive has the unfettered right to enter into this entire Agreement on all of the terms, covenants and conditions hereof; and Executive has not done or permitted to be done anything which may curtail or impair any of the rights granted to Company herein.

            (b)  BREACH UNDER OTHER AGREEMENT OR ARRANGEMENT:

     Neither the execution and delivery of this Agreement nor the performance by Executive of any of his obligations hereunder will constitute a violation or breach of, or a default under, any agreement, arrangement or understanding, or any other restriction of any kind, to which Executive is a party or by which Executive is bound.

            (c)  SERVICES RENDERED DEEMED SPECIAL, ETC:

     Executive acknowledges and agrees that the services to be rendered by him hereunder are of a special, unique, extraordinary and intellectual character which gives them peculiar value, the loss of which cannot be adequately compensated for in an action at law and that a breach of any term, condition or covenant hereof will cause irreparable harm and injury to the Company and in addition to any other available remedy the Company will be entitled to seek injunctive relief.

       9.   USE OF NAME:

     The Company shall have the right during the Term hereof to use Executive's name, biography and approved likenesses in connection with Company's business, including advertising their products and services; and the Company may grant such rights to others, but not for use as a direct endorsement.

       10.  ARBITRATION:

     Any dispute whatsoever arising out of or referable to this Agreement, including, without limitation, any dispute as to the rights and entitlements and performance of the parties under this Agreement or concerning the termination of Executive's employment or of this Agreement or its construction or its validity or enforcement, or as to the arbitrator's jurisdiction, or as to the ability to arbitrate any such dispute, shall be submitted to final and binding arbitration in Los Angeles, California by and pursuant to the Labor Arbitration Rules of the American Arbitration Association with discovery proceedings pursuant to Section 1283.05 of the California Code of Civil Procedure. The arbitrator shall be entitled to award any relief which might be available at law or in equity, including that of a provisional, permanent or injunctive nature. The prevailing party in such arbitration as determined by the arbitrator, or in any proceedings in respect thereof as determined by the person presiding, shall be entitled to receive its or his reasonable attorneys, fees incurred in connection therewith.

       11.  NOTICES:

            (a)  DELIVERY:

     Any notice, consent or other communication under this Agreement shall be in writing and shall be delivered personally, telexed, sent by facsimile transmission or overnight courier (regularly providing proof of delivery) or sent by registered, certified, or express mail and shall be deemed given when so delivered personally, telexed, sent by facsimile transmission or overnight courier, or if mailed two (2) days after the date of deposit in the United States mail as follows: to the parties at the following addresses (or at such other address as a party may specify by notice in accordance with the provisions hereof to the other):

                     (i) If to Phillip Hermann, to his address at:

                              10809 Eton Avenue
                              Chatsworth, CA 91311

                     (ii)     If to Company, to its address at:

                              You Bet!, Inc.
                              1950 Sawtelle Blvd
                              Suite 180
                              Los Angeles, CA 90025

                              Copy to:
                              David L. Ficksman, Esq.
                              Loeb & Loeb LLP
                              1000 Wilshire Blvd., Suite 1800
                              Los Angeles, CA 90017

            (b)  CHANGE OF ADDRESS:

     Either party may change its address for notice hereunder by notice to the other party in accordance with this Section 11.

       12.  COMPLETE AGREEMENT; MODIFICATION AND TERMINATION:

     This Agreement contains a complete statement of all the arrangements between the parties with respect to the matters covered hereby and, supersedes all existing agreements between the parties concerning such matter. This Agreement may be amended, modified, superseded or canceled, and the terms and conditions hereof may be waiver, by the party waiving compliance. No delay on the part of any party in exercising any shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

       13.  GOVERNING LAW:

     This Agreement shall be governed by and construed in accordance with the law of the State of California applicable to agreements entered into and performed entirely within such State.

       14.  HEADINGS:

     The headings in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

       15.  INDEMNIFICATION

     The Company will indemnify, defend, and hold Executive harmless from any costs, claims, causes of action, or liabilities (including reasonable attorney's fees) arising out of: (i) any breach of the Company's covenants, warranties, or representations; and (ii) any other matter relating to or arising out of Executive's employment hereunder which does not arise from Executive's gross negligence, willful misconduct, or a breach of Executive's covenants, warranties, or representations hereunder.

     WHEREFORE, the parties hereto have executed this Agreement as of the day and year first above written.

                                        By:  /s/ Phillip Hermann
                                             --------------------------
                                             Phillip Hermann

Agreed to and Accepted:
You Bet International, Inc., a
Delaware Corporation


By   /s/ ILLEGIBLE
     --------------------------

Its: CHAIRMAN
     --------------------------

                                 EMPLOYMENT AGREEMENT



          This Employment Agreement ("Agreement") is entered into effective as of February 23, 1999 by and between Youbet.com, Inc., a Delaware corporation formerly known as You Bet International, Inc. ("the Company") and Phillip Hermann ("Executive"), in connection with the Company's engagement of Executive for personal services, and supersedes the prior employment agreement between the Company and Executive.

          1.   EMPLOYMENT; DUTIES AND ACCEPTANCE:

               (a)  EMPLOYMENT BY COMPANY.

                    The Company hereby engages Executive, and Executive hereby agrees to service as Executive Vice President and Chief Financial Officer of the Company on the terms and conditions of this Agreement. Throughout the Term of this Agreement Executive shall, subject to the provisions contained herein, devote substantially all of his work time to the employment described hereunder.

               (b)  LOCATION OF EMPLOYMENT.

                    Executive shall render his services at the Company's offices at 1950 Sawtelle Blvd., Los Angeles, CA 90025; provided, however, that Executive agrees to render his services at such other locations from time-to-time as the proper performance of Executive's duties may reasonably require. Notwithstanding the foregoing, the Company's principal offices shall remain in Southern California, and Executive need not relocate to render his duties hereunder.

          2.   TERM:

               (a) The term of Executive's employment hereunder shall commence on the date hereof and end on April 30, 2000 (the "Term") unless sooner terminated pursuant to Section 7 hereof.

          3.   COMPENSATION AND BENEFITS:

               (a)  SALARY.

                    During the Term, Executive shall receive a salary (the "Annual Salary") at the rate of $150,000 per annum. All Salary shall be less such deductions as shall be required to be withheld by applicable law and regulations and shall be pro-rated for any period that does not constitute a full twelve (12) month period.

               (b)  BONUS.

                    Executive shall participate in any formal Bonus plans instituted by the Company for the benefit of Employees. Cash and or stock bonuses based on performance may be offered from time to time at the discretion of the Board of Directors of the Company.

               (c)  STOCK OPTIONS.

                    Executive shall be granted 50,000 options pursuant to the Company's 1998 Stock Option Plan. The 50,000 options will have an exercise price of $10.50 per share and expire on February 22, 2009. The options will vest as follows:

          February 22, 2000   -     12,500 options
          February 22, 2001   -     12,500 options
          February 22, 2002   -     12,500 options
          February 22, 2003   -     12,500 options

                    Any unvested options shall-terminate if the Executive ceases to be employed by the Company, or as provided in the Company's 1998 Stock Option Plan.

                    All unvested option will vest upon a "Change of Control" if the Executive is employed with the Company at the time of Change of Control.

                    For purposes of this Agreement, the term "Change of Control" shall mean, (i) the acquisition by a single entity or group of affiliated entities of more than thirty-five percent (35%) of the outstanding capital stock of the Company and which is accompanied or followed by a change either in a majority of the members of the Board or of those members of the Board who are not full time employees of the Company, or (ii) the consummation of any merger of the Company or any sale, transfer or other disposition of all or substantially all of the Company's assets, directly or indirectly, if the shareholders of the Company immediately before the consummation of such a transaction own, immediately following the consummation of such transaction on a fully-diluted basis, equity securities (other than options, warrants, or rights to acquire securities) possessing less than sixty-five percent (65%) of the voting power of the surviving or acquiring corporation (or any corporation in control of the surviving or acquiring corporation whose equity securities are issued or transferred in such transaction).

          4.   PARTICIPATION IN EXECUTIVE BENEFIT PLANS:

               (a)  FRINGE BENEFITS.

                    Executive shall be permitted during the Term to participate in any group life, medical, hospitalization, dental, health and accident and disability plans, supplemental health care plans and plans providing for life insurance coverage, and any other plans and benefits, generally maintained by Company for executives of the stature and rank of Executive during the Term hereof, each in accordance with the terms and conditions of such plans (collectively referred to herein as "Fringe Benefits"); provided, however, that Company shall not be required to establish or maintain any such Fringe Benefits.

               (b)  VACATION.

                    Executive shall accrue, in addition to sick days and days on which Company is closed, paid vacation days at the rate of one and one-quarter (1-1/4) days per month up to a maximum of fifteen (15) work days. Under no circumstances can Executive accrue more vacation than twenty (20) work days, including vacation time accrued prior to the commencement of the Term (the "Ceiling"). Thus, once the maximum amount of paid vacation time is accrued or earned, no further vacation time is accrued or earned until after vacation is taken and the amount of Executive's accrued vacation time goes below the Ceiling as stated above. At that point, Executive will start to accrue vacation time again until Executive reaches the Ceiling.

               (c)  EXPENSES.

                    Company will reimburse Executive for actual and necessary travel and accommodation costs, entertainment and other business expenses incurred as a necessary travel and accommodation costs, entertainment and other business expenses incurred as a necessary part of discharging the Executive's duties hereunder, subject to receipt of reasonable and appropriate documentation by Company and in accordance with Company policy. Company will also reimburse Executive $750 per month for all business related operating expenses of Executive's automobile.

          5.   CERTAIN COVENANTS OF EXECUTIVE:

               Without in any way limiting or waiving any right or remedy accorded to Company or any limitation placed upon Executive by law, Executive agrees as follows:

               (a)  CONFIDENTIAL INFORMATION:

                    Executive agrees that, neither during the Term nor at anytime thereafter shall Executive (i) disclose to any person, firm or corporation not employed by the Company, You Bet!, Inc. or any affiliate of either (the "Protected Company") or not engaged to render services to any Protected Company or (ii) use for the benefit of himself, or others, any confidential information of any Protected Company obtained by the Executive prior to the execution of this Agreement, during the Term or any time thereafter, including, without limitation, "know-how," trade secrets, details of suppliers, pricing policies, financial data, operational methods, marketing and sales information or strategies, product development techniques or plans or any strategies relating thereto, technical processes, designs and design projects, and other proprietary information of any Protected Company; PROVIDED, HOWEVER, that this provision shall not preclude the Executive from (x) upon advice of counsel and notice to the Company, making any disclosure required by any applicable law or (y) using or disclosing information known generally to the public (other than information known generally to the public as a result of any violation of this Section 5(a)).

               (b)  PROPERTY OF COMPANY.

                    Any interest in trademarks, service-marks, copyrights, copyright applications, patents, patent applications, slogans, developments and processes which the Executive, during the Term, may develop relating to the business of the Company in which the Company may then be engaged and any memoranda, notes, lists, records and other documents (and all copies thereof) made or compiled by the Executive or made available to the Executive concerning the business of any Protected Company shall belong and remain in the possession of any Protected Company, and shall be delivered to the Company promptly upon the termination of the Executive's employment with Company or at any other time on request.

               (c)  NON-INTERFERENCE.

                    Executive will not, during the Term hereof and for a period of two (2) years after the Term induce any person who is an executive, officer or agent, customer or supplier of the Company to terminate his relationship with the Company.

          6.   OTHER PROVISIONS:

               (a)  RIGHTS AND REMEDIES UPON BREACH.

                    If the Executive breaches, or threatens to commit a breach of, any of the provisions of Section 5 hereof (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity.

               (b)  ACCOUNTING.

                    The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively "Benefits") derived or received by the Executive as a result of any transactions constituting a breach of any of the Restrictive Covenants, and the Executive shall account for and pay over such Benefits to the Company.

               (c)  SEVERABILITY OF COVENANTS.

                    If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

               (d)  BLUE-PENCILING.

                    If any court construes any of the Restrictive Covenants, or any part thereof, to be unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision and, in its reduced form, such provision shall then be enforceable.

               (e)  ENFORCEABILITY IN JURISDICTIONS.

                    The parties intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of such Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the parties that such determination not bar or in any way affect Company's right to the relief provided in this Section 6 in the courts of any other jurisdiction within the geographical scope of such Restrictive Covenants, as to breaches of such Restrictive Covenants in such other respective jurisdictions, such Restrictive Covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

               (f)  INJUNCTIVE RELIEF.

                    Executive agrees and understands that the remedy at law for any breach by Executive of the provisions of Section 5 hereof may be inadequate and that damages resulting from such breach may not be susceptible to being measured in monetary terms. Accordingly, it is acknowledged that upon Executive's breach of any provision of Section 5 hereof, the Company shall be entitled to seek to obtain from any court of competent jurisdiction injunctive relief to prevent the continuation of such breach. Nothing contained herein shall be deemed to limit the Company's remedies at law or in equity for any breach of the provisions of Section 5 hereof which may be available to the Company.


          7.   TERMINATION:

               (a)  TERMINATION UPON DEATH OR DISABILITY.

                    If during the Term, Executive should (i) die or (ii) become so physically or mentally disabled whether totally or partially, that Executive is unable to perform the duties, functions and responsibilities required hereunder for (aa) a period of three (3) consecutive months or (bb) shorter periods aggregating to four (4) months within any period of twelve
(12) months ("Disability"), then in such event, Company may, at any time thereafter, by written notice to Executive, terminate Executive's employment hereunder. Executive agrees to submit to reasonable medical examinations upon the request of Company. The determination of whether a Disability exists shall be made by a reputable physician selected by Company who is experienced in the relevant field of medicine. If Executive's services are terminated, as aforesaid, Executive or the designated beneficiary of Executive, shall be entitled to receive Executive's Annual Salary, accrued share of the Bonus for that Fiscal Year and unused vacation, if any, and Fringe Benefits earned through the date of Executive's termination and continuing thereafter for an additional period of six (6) months but not extending beyond the expiration of the Term hereof.

               (b)  DESIGNATION OF BENEFICIARY.

                    The parties hereto agree that the Executive shall designate, by written notice to the Company, a beneficiary to receive the payments described in Section 7 in the event of his death and the designation of any such beneficiary may be changed by the Executive from time to time by written notice to the Company. In the event the Executive fails to designate a beneficiary as herein provided, any payments which are to be made to the Executive's designated beneficiary under Section 7 shall be made to the Executive's widow, if any, during her lifetime. If the Executive has no designees or widow, such payments shall be paid to the Executive's estate.

               (c)  TERMINATION FOR CAUSE.

                    The Company shall have the option to terminate Executive upon the occurrence of any of the following:

                    (i) Executive shall have breached any of the terms of this Agreement and shall have failed to cure such breach (if such breach is curable) within 15 days of notice thereof by the Company;

                    (ii) Executive shall have been convicted of a crime involving moral turpitude; or

                    (iii) Any of the representations and warranties of Executive hereunder shall be breached in a material respect.

                    If Executive's services are terminated as set forth in this subsection (c), Executive's services shall be terminated as of the effective date of termination and all compensation shall cease as of such effective date.

          8.   EXECUTIVE'S REPRESENTATIONS AND WARRANTIES:

               (a)  RIGHT TO ENTER INTO AGREEMENT.

                    Executive has the unfettered right to enter into this entire Agreement on all of the terms, covenants and conditions hereof; and Executive has not done or permitted to be done anything which may curtail or impair any of the rights granted to Company herein.

               (b)  BREACH UNDER OTHER AGREEMENT OR ARRANGEMENT.

                    Neither the execution and delivery of this Agreement nor the performance by Executive of any of his obligations hereunder will constitute a violation or breach of, or a default under, any agreement, arrangement or understanding, or any other restriction of any kind, to which Executive is a party or by which Executive is bound.

               (c)  SERVICES RENDERED DEEMED SPECIAL, ETC.

                    Executive acknowledges and agrees that the services to be rendered by him hereunder are of a special, unique, extraordinary and intellectual character which gives them peculiar value, the loss of which cannot be adequately compensated for in an action at law and that a breach of any term, condition or covenant hereof will cause irreparable harm and injury to the Company and in addition to any other available remedy the Company will be entitled to seek injunctive relief.

          9.   USE OF NAME:

               The Company shall have the right during the Term hereof to use Executive's name, biography and approved likenesses in connection with Company's business, including advertising their products and services; and the Company may grant such rights to others, but not for use as a direct endorsement.

          10.  ARBITRATION:

               Any dispute whatsoever arising out of or referable to this Agreement, including, without limitation, any dispute as to the rights and entitlements and performance of the parties under this Agreement or concerning the termination of Executive's employment or of this Agreement or its construction or its validity or enforcement, or as to the arbitrator's jurisdiction, or as to the ability to arbitrate any such dispute, shall be submitted to final and binding arbitration in Los Angeles, California by and pursuant to the Labor Arbitration Rules of the American Arbitration Association with discovery proceedings pursuant to Section 1283.05 of the California Code of Civil Procedure. The arbitrator shall be entitled to award any relief which might be available at law or in equity, including that of a provisional, permanent or injunctive nature. The prevailing party in such arbitration as determined by the arbitrator, or in any proceedings in respect thereof as determined by the person presiding, shall be entitled to receive its or his reasonable attorneys' fees incurred in connection therewith.

          11.  NOTICES:

               (a)  DELIVERY.

                    Any notice, consent or other communication under this Agreement shall be in writing and shall be delivered personally, telexed, sent by facsimile transmission or overnight courier (regularly providing proof of delivery) or sent by registered, certified, or express mail and shall be deemed given when so delivered personally, telexed, sent by facsimile transmission or overnight courier, or if mailed two (2) days after the date of deposit in the United States mail as follows: to the parties at the following addresses (or at such other address as a party may specify by notice in accordance with the provisions hereof to the other):

                    (i)  If to Phillip Hermann, to his address at:

                           10809 Eton Avenue
                           Chatsworth, CA 91311
                           Fax (818) ___________

                    (ii) If to Company, to its address at:

                           Youbet.com, Inc.
                           1950 Sawtelle Blvd.
                           Suite 180
                           Los Angeles, CA 90025
                           Attention: Chief Executive Officer
                           Fax (310) 444-3390

                           Copy to:

                           Christensen, Miller, Fink, Jacobs
                           Glaser, Weil & Shapiro, LLP
                           2121 Avenue of the Stars, 18th Floor
                           Los Angeles, CA, 90067
                           Attention: Gary N. Jacobs
                           Fax (310) 556-2920

               (b)  CHANGE OF ADDRESS.

                    Either party may change its address for notice hereunder by notice to the other party in accordance with this Section 11.

          12.  COMPLETE AGREEMENT; MODIFICATION AND TERMINATION:

               This Agreement contains a complete statement of all the arrangements between the parties with respect to the matters covered hereby and, supersedes all existing agreements between the parties concerning the subject matter hereof, including that certain Employment Agreement dated as of May 1, 1998 between the Company and Executive. This Agreement may be amended, modified, superseded or canceled, and the terms and conditions hereof may be waiver, by the party waiving compliance. No delay on the part of any party in exercising any shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right or remedy, nor any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.

          13.  GOVERNING LAW:

               This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to agreements entered into and performed entirely within such State.

          14.  HEADINGS:

               The headings in this Agreement are solely for the convenience of reference and shall not affect its interpretation.

          15.  INDEMNIFICATION:

               The Company will indemnify, defend, and hold Executive harmless from any costs, claims, causes of action, or liabilities (including reasonable attorney's fees) arising out of: (i) any breach of the Company's covenants, warranties, or representations; and (ii) any other matter relating to or arising out of Executive's employment hereunder which does not arise from Executive's gross negligence, willful misconduct, or a breach of Executive's covenants, warranties, or representations hereunder.

               WHEREFORE, the parties hereto have executed this Agreement as of the day and year first above written.




                                          By:  /s/ Phillip Hermann
                                              ------------------------------
                                                   Phillip Hermann






Agreed to and Accepted:
Youbet.com, Inc., a
Delaware corporation



By:       [ILLEGIBLE]
   --------------------------

Its:
    --------------------------